SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):    August 3, 1995


                          Maytag Corporation
     (Exact name of registrant as specified in its charter)


   Delaware                  1-655                    42-0401785
(State or other           (Commission         (IRS Employer
jurisdiction of           file Number)         Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                    50208
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                   N/A
   (Former name or former address, if changed since last report.)





















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Item 5.  Other Events

     The Company announced on August 3, 1995 that it has reached a settlement in a class action lawsuit brought by former employees at its Dixie-Narco production facility in Ranson, West Virginia, which was closed in 1991. The settlement, which has received preliminary court approval but is subject to final court approval, is $16.5 million or $9.9 million after tax and will be reported as a charge in the third quarter of 1995.

     A copy of the Company's press release issued August 3, 1995 is attached as
Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits.

     The exhibits accompanying this report are listed in the accompanying
Exhibit Index.








































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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Maytag Corporation
                                         (Registrant)

                                    By:  s/s E. J. Bennett
                                         E. J. Bennett
                                           Secretary & Assistant
                                           General Counsel



    August 3, 1995
       (Date)








































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                                  EXHIBIT INDEX

                    The following exhibit is filed herewith.


Exhibit No.              Exhibit

   99(a)              Press Release.



















































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